UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 31, 2008

Noven Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17254	59-2767632
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11960 S.W. 144th Street, Miami, Florida		33186
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	305-253-5099

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2008, Noven Pharmaceuticals, Inc. ("Noven") entered into a credit agreement (the "Credit Agreement") with SunTrust Bank ("SunTrust").

The Credit Agreement provides Noven with a one-year, unsecured revolving credit facility in an amount up to $15,000,000 to be used for general corporate purposes (including working capital and capital expenditures). Interest on borrowings under the Credit Agreement will be calculated at a per annum rate equal to SunTrust's one-month LIBOR rate plus 1.25% and will be paid on a monthly basis and at maturity. As of the date of this report, no borrowings are outstanding under the Credit Agreement.

Pursuant to the Credit Agreement, Noven has made certain representations, warranties and covenants that are customary for credit agreements of this type. In lieu of granting SunTrust a security interest in its assets, Noven and its subsidiaries granted a negative pledge in favor of SunTrust, pursuant to which, Noven and its subsidiaries agreed not to pledge, grant any security interest in or allow any lien or encumbrance in or on, certain of their financial assets, including among others, cash, securities and commodities.

The Credit Agreement also contains debt acceleration provisions customary for credit agreements of this type, pursuant to which, upon an Event of Default (as defined in the Credit Agreement), SunTrust, at its sole option, may declare all amounts outstanding under the Credit Agreement, including all interest thereon, to be immediately due and payable.

The foregoing is a summary of the terms of the Credit Agreement and does not purport to be a complete discussion thereof. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Credit Agreement, dated July 31, 2008, between Noven Pharmaceuticals, Inc. and SunTrust Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noven Pharmaceuticals, Inc.

August 6, 2008	By:	/s/ Jeff Mihm

Name: Jeff Mihm
Title: Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Credit Agreement, dated July 31, 2008, between Noven Pharmaceuticals, Inc. and SunTrust Bank.